EXHIBIT 10.2

                      (REFERENCE DATE: FEBRUARY 5TH, 2007)
                     WORLDSTAR ENERGY, CORP. (THE "COMPANY")
                             OUTSIDE US TRANSACTION
                        SECURITIES SUBSCRIPTION AGREEMENT



THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ("SEC") UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) WITHOUT REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

This Subscription Agreement (this "Agreement") when executed by the undersigned (the "Subscriber") and the Company is made in connection with the subscription by the Subscriber for the number of shares of common stock (the "Securities"), no par value of WorldStar Energy, Corp., a company organized under the laws of the State of Nevada (the "Company"). The Company is offering the Securities to the Subscriber, (per Term Sheet attached as Exhibit A) at the price (the Purchase Price") of $0.25 per Common Share (all figures herein are US dollars) . Completion of the sale of the Securities hereunder will occur at the Company's offices on a date (the "Closing date") which will be determined by the Company and occur within 3 days of (i) the date of receipt of this Agreement duly completed and executed by the Subscriber together with confirmation that funds equal to the number of Subscribed Shares times the Purchase Price (the Total
Purchase  Price")  has  been  paid  to  the  Company's  subsidiary  Bulgan  Gold
Investments Ltd. ("BGI"), a Hong Kong corporation and (2) the receipt of executed Subscription Agreements from other Subscribers, which when aggregated with this agreement, will provide for the issuance and sale of total 22 million Common Shares representing cash proceeds of $5.5 million received by BGI.

1. EXEMPT OFFERING. The Company is offering the Securities pursuant to an exemption from the registration requirements of the Act to parties who are not U.S. Persons as defined in Rule 902(k) of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933 (the "Act"). The Subscriber hereby subscribes for the above number of Securities in consideration for the payment of $025 per Common Shares such aggregate amount being herein the Total Purchase Price such amount being payable to BGI.
..;

2. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. The Subscriber represents and warrants to and covenants with the Company as follows:

        (a) The Subscriber, if a corporation, partnership, trust or other legal entity has been duly formed and validly exists in good standing under the laws of its jurisdiction of formation set forth on the signature page to this Agreement or is an individual not a citizen or resident of the United States. The Subscriber is not organized under the laws of the United States, is not a "U.S. Person" as that term is defined in Rule 902(k) of Regulation S ("Regulation S"), is not a "distributor" as that term is defined in Rule 902(d) of Regulation S and is not an "affiliate" of the Company as that term is used in regulations promulgated under the Act, nor associated with any individual or entity that may be deemed an "affiliate" of the Company as of the date hereof.

        (b) The Subscriber was not formed for the purpose of investing in Regulation S securities or formed for the purpose of entering into this Agreement and investing in the Securities of the Company. The Subscriber is not registered as an issuer under the Securities Act and is not required to be registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Subscriber is entering into this Agreement and is participating in the offering for its own account, and not on behalf of any U.S. Person as defined in Rule 902(k) of Regulation S.

        (c) No offer to enter into this Agreement has been made by the Company to the Subscriber in the United States other than as permitted in the case of an account managed by a professional fiduciary resident in the United States within the meaning of Section 902(k)(2) of Regulation S. At the times of the offer and execution of this Agreement and, to the best knowledge of the Subscriber, at the time the offering originated, the Subscriber was located and resident outside the United States, other than as permitted in the case of an account managed by a professional fiduciary resident in the United States within the meaning of Section 902(k)(2) of Regulation S.

        (d) Neither the Subscriber, nor any of its affiliates, nor any person acting on its behalf or any behalf of on such affiliate has engaged or will engage in any activity undertaken for the purpose of, or that reasonably could be expected to have the effect of, conditioning the markets in the United States for the Securities or for any securities that are convertible into or exercisable for the Common Stock of the Company, including but not limited to effecting any sale or short sales of the Company's securities through the Subscriber or any of its affiliates prior to the expiration of any restricted period contained in Regulation S (any such activity being defined herein as a "Directed Selling Effort"). To the best knowledge of the undersigned, this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the Act, and the Securities are being purchased for investment purposes by the Subscriber. The Subscriber and, to the best knowledge of the Subscriber, each distributor, if any, participating in this offering of Securities have agreed that all offers and sales of any Securities included in the offering prior to the date hereof and through the expiration of the any restricted period set forth in Rule 903 of Regulation S (as the same may be amended from time to time hereafter) shall not be made to U.S. Persons and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act. The Subscriber and its representatives have not conducted any Directed Selling Effort as that term is used and defined in Rule 902 of Regulation S and will not engage in any such Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

        (e) The Subscriber acknowledges that the Subscriber has been furnished with the Summary of Principal Offering Terms, attached hereto as Exhibit A, which sets forth certain of the relevant terms of this investment. The Company agrees hereby to waive the accelerated expiry provisions during the period, the Subscriber's Shares or Warrant Shares remain subject to a hold period or other restriction under the laws of the Subscriber's jurisdiction of residence. The Subscriber acknowledges that the Company has made available to Subscriber all of the Company's annual reports and reports on Form 10-K filed with the SEC pursuant to the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") since January 1, 2000, and all press releases of the Company issued subsequent to the date of the most recent of such reports, through the date hereof, as well as such other documents, materials and information as the Subscriber deems necessary or appropriate for evaluating an investment in the Company. The Subscriber confirms that the Subscriber has had the opportunity to ask questions of, and receive answers from, the Company and persons acting on its behalf concerning the terms and conditions of the offering and the information contained in such materials, and all such questions have been answered to the Subscriber's full satisfaction. The Subscriber acknowledges that the Company has not and need not provide a prospectus, offering memorandum or other specific disclosure document in connection with this Subscription.

        (f) The Subscriber has such experience in business and financial matters that it is capable of evaluating merits and risks of an investment in the Securities and determining the suitability of its investment.

        (g) The Subscriber is not a resident or subject to the laws of Ontario;

        (h) The Subscriber is purchasing the Securities beneficially for himself/herself as principal, or is a trust company, an insurer or a portfolio manager which is purchasing the Securities for accounts that are fully managed by the Subscriber.

        (i) The Subscriber confirms that no person has made any written or oral representation to the Subscriber:

             (i) that any person will resell or repurchase the Securities;

             (ii) relating to the future price or value of the Securities;

             (iii) that the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post the Securities for trading on a stock exchange, other than the OTC Bulletin Board; and

             (iv) the Subscriber is ordinarily resident at the address set out in this subscription.

        (j) The Subscriber will promptly notify the Company of any material change in any representation or warranty of the Subscriber in this Agreement between the time this Agreement is made and the completion of the purchase and sale of the Securities.

        (k) The Subscriber is not a resident of, and will not make any direct selling or marketing efforts with respect to the Securities within, Canada.

        (l) The Subscriber understands and acknowledges that an investment in the Securities involves a high degree of risk, including a possible total loss of investment. The Subscriber represents that the Subscriber is able to bear the economic risk of an investment in the Securities. In making this statement the Subscriber hereby represents and warrants that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies, and that the Subscriber is able to afford to hold the Securities for an indefinite period. Further, the Subscriber represents that the Subscriber has no present need for liquidity in the Securities; the Subscriber can afford a complete loss of its investment in the Securities; and the Subscriber is willing to accept such investment risks. The Subscriber confirms that the Subscriber is acquiring the Securities solely for the Subscriber's own account, for investment, and not with a view to the distribution or resale of such Securities.

        (m) The Subscriber understands that no United States federal or state agency or Canadian federal or provincial agency or similar agency of any other jurisdiction has passed upon or made any recommendation or endorsement of the Company, this transaction or the Securities.

        (n) The Subscriber knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Securities.

(o) The Subscriber covenants that Subscriber will not make any sale, transfer or other disposition of the Securities in violation of the Act, the Exchange Act, or the rules and regulations of the SEC promulgated thereunder.

        (p) The Subscriber acknowledges that the Securities have not been registered under the Act, and are "restricted securities" within the meaning of Rule 144 of the Act. Accordingly, the Subscriber undertakes and agrees that it will not knowingly offer or sell the Securities in the United States or to a U.S. Person unless the Securities are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available. The Subscriber understands that the Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities;

        (q) The Subscriber acknowledges and agrees that the Subscriber will offer, sell, pledge or otherwise transfer the Securities only (i) in accordance with Rule 904 of Regulation S of the Act; (ii) pursuant to registration under the Act; or (iii) pursuant to an exemption from the registration requirements of the Act. The Subscriber further acknowledges and agrees that the Securities and the Warrant Shares will continue to be "restricted securities" within the meaning of Rule 144 of the Act notwithstanding any resale pursuant to Rule 904 of Regulation S. The Subscriber acknowledges that this Agreement and the Securities have not been registered under the Securities Act or qualified under state securities laws of the United States and that the transferability hereof and thereof within the jurisdiction of the United States is restricted by the Securities Act as well as such state laws. The Subscriber acknowledges that the Securities are being sold in reliance upon the transaction exemption afforded by Regulation S in connection with an offshore offer and sale of securities of the Company not within or subject to the jurisdiction of the United States markets.

        (r) The Subscriber has the full power and authority to execute, deliver and perform this Agreement, and to perform its obligations hereunder. This Agreement has been duly approved by all necessary action of Subscriber, including any necessary shareholder and director approval, has been executed by persons duly authorized by Subscriber, and constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally from time to time in effect, and except that equitable remedies may not in all cases be available (regardless or whether enforceability is considered in a proceeding at law or in equity) (collectively, the "Remedies Exception"). The Subscriber hereby agrees that this once executed and delivered by the Subscriber to the Company subscription is irrevocable.

        (s) The Subscriber acknowledges that Subscriber has been advised to consult with its own attorney regarding legal matters concerning the Company and this transaction, and to consult with its tax advisor regarding the tax consequences of investing in the Securities.

        (t) The Subscriber understands that all certificates evidencing the Securities and the Warrant Shares will bear the following legend and any other legend, if such legend or legends are reasonably required by the Company to comply with state, federal or foreign law:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") AND MAY NOT BE EXERCISED, OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF A "U.S. PERSON" EXCEPT (A) TO THE COMPANY,
                  (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IF APPLICABLE, (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT PURSUANT TO THE U.S. SECURITIES ACT, AND THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

        (u) The Subscriber agrees not to engage in hedging transactions regarding the Securities unless in compliance with the Act.

        (v) The Subscriber acknowledges and agrees that the Company will refuse to register any transfer of the Securities not completed in accordance with the provision of Regulation S of the Act, pursuant to registration under the Act or pursuant to an available exemption registration.

3.      REPRESENTATIONS  AND WARRANTIES OF THE COMPANY.   The Company represents
and warrants to and covenants with the Subscriber as follows:

        (a) each of the Company and BGI is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable;

        (b) the certificates evidencing the Securities are in due and proper legal form and have been duly authorized for issuance by the Company. The Subscribed Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and non-assessable and none of them will be issued in violation of any preemptive or other similar right;

        (c) all necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Securities by the Company;

        (d) no approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery by the Company of this Agreement except for filings to made after the Closing Date;

        (e) no person, firm or corporation will be entitled to receive any brokerage fee, commission or other payment from the Company in connection with the consummation of the transactions contemplated hereby, and the Company shall not make any such payment to any person, firm or corporation; and

        (f) the Company is a public reporting issuer in the US trading on the OTC Bulletin Board and is not a reporting issuer in any province in Canada.

4.       COVENANTS OF THE COMPANY.

        (a) The Company shall timely file all reports and other documents required to be filed under the Exchange Act and, upon request, will provide Subscriber copies of all such filings.

        (b) The Company shall take reasonable steps to protect the privacy of the Subscriber and not disclose the terms of this Agreement or the Warrant, however a publicly accessible filing identifying the Subscriber and the amount invested may be required to be made.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligation hereunder of the Company to issue and/or sell the Securities to the Subscriber on the Closing Date is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

        (a) The Company shall have become the registered and beneficial owner of at least 98% of BGI and there shall be no dilutive securities of BGI which the Company does not own. The representations and warranties of the Subscriber shall be true and correct as of the date hereof and as of the Closing Date, as though made at such time (except for representations and warranties as of an earlier date, which shall be true and correct in all material respects as of such date).

        (b) The Subscriber shall have executed this Agreement and performed all agreements and satisfied all conditions required to be performed or satisfied by the Subscriber at or prior to the Closing Date.

        (c) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SUBSCRIBER. The obligation hereunder of the Subscriber to acquire and pay for the Securities on the Closing Date is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Subscriber's sole benefit and may be waived by the Subscriber at any time in its sole discretion:

        (a) The representations and warranties of the Company shall be true and correct as of the date hereof and as of the Closing Date, as though made at such time (except for representations and warranties as of an earlier date, which shall be true and correct in all material respects as of such date).

        (b) The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing Date.

        (c) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. SURVIVAL OF TERMS. The Subscriber and the Company agree that the representations, warranties and covenants set forth in this Agreement shall survive the acceptance of the Agreement and the closing of the transactions.

8. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

9. NO ASSIGNMENT. The Subscriber agrees not to transfer or assign this Agreement or any interest of the undersigned therein. This Agreement and the representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the Subscriber, and this Agreement shall inure to the benefit of and be enforceable by the Company and its successors and assigns.

10. GOVERNING LAW. This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to principles of conflicts of law. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined in court sitting in the State of Nevada.

11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

12. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

13. TITLES. The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

The undersigned Subscriber acknowledges that this subscription shall not be effective unless and until accepted by the Company as indicated below.

Number of Common Shares Subscribed for:__________________________

By:
                    ____________________________________
                    (Subscriber's signature)

                    ____________________________________
                    (Signer's printed name)

                    ____________________________________
                    (Signer's title, if applicable)

                    ____________________________________
                    (Corporate entity name, if applicable,
                    and title of signatory)

Date:
                    ____________________________________

Address:
                    ____________________________________

                    ____________________________________

                    ____________________________________

Email:
                    ____________________________________


THE SECURITIES WILL BE REGISTERED AS PER ABOVE UNLESS THE SUBSCRIBER OTHERWISE DIRECTS THE COMPANY IN WRITING AT THE SAME TIME AS SIGNING THIS SUBSCRIPTION.

WorldStar Energy, Corp. hereby accepts the foregoing subscription.

WORLDSTAR ENERGY, CORP.

By:
                    ____________________________________

Name:               RICHARD TAY
                    ____________________________________

Title:              DIRECTOR
                    ____________________________________

Date:
                    ____________________________________

Address:            WORLDSTAR ENERGY, CORP.
                    65 - 468 Seymour Street
                    Vancouver, B.C.  Canada V6H 3H1

                                    EXHIBIT A

                       Summary of Principal Offering Terms

                             WORLDSTAR ENERGY, CORP.



                       SUMMARY OF PRINCIPAL OFFERING TERMS

                                December 15, 2006



NOTE: THESE TERMS DO NOT CONSTITUTE AN OFFER TO SELL ANY SECURITIES OR ANY FORM OF BINDING CONTRACT, AND CREATE NO OBLIGATIONS OR THE BASIS OF ANY CLAIMS
AGAINST ANY PARTY BUT RATHER ARE SOLELY FOR THE PURPOSE OF DISCUSSING AN OFFERING AND OUTLINING THE TERMS PURSUANT TO WHICH A DEFINITIVE AGREEMENT MAY ULTIMATELY BE ENTERED INTO. THE CONSUMMATION OF THE OFFERING CONTEMPLATED HEREIN BY THE PARTIES IS IN ALL RESPECTS CONTINGENT UPON AND SUBJECT TO, AMONG OTHER THINGS, THE NEGOTIATION AND EXECUTION OF SATISFACTORY DOCUMENTATION, INCLUDING A SUBSCRIPTION AGREEMENT CONTAINING, AMONG OTHER PROVISIONS, MUTUALLY AGREEABLE CLOSING CONDITIONS, COVENANTS, INDEMNIFICATIONS AND REPRESENTATIONS AND WARRANTIES.



                              (all amounts in US $)



COMPANY: WorldStar Energy, Corp., a corporation organized under the laws of the State of Nevada, United States of America (the "Company")

TOTAL OFFERING  SIZE:         Up to  US$5.5  million (up to 22 million  shares).
                              There  is no  minimum  number  of  shares  and  no
                              maximum   number   offered.   Up  to  30   million
                              additional shares will be issued as part of the acquisition transaction described below.

SECURITIES OFFERED:           Common Stock $.001 value

OFFERING PRICE:               $0.25 per Common Share .

ISSUANCE OF SECURITIES:       The  Company   will  issue  the
                              appropriate number of Securities to the Subscriber within three (3) business days following the closing date as determined below. The Securities will be registered and delivered as per the Subscription Agreement

RESALE RESTRICTIONS:          The  Subscribed  Shares  will be issued subject to
                              available    registration    exemptions   in   the
                              jurisdiction of the Investor which is outside of US.

                              The Securities are being sold in reliance upon the transaction exemption afforded by Regulation S promulgated under the Securities Act of 1933 (the "Act") in connection with an offshore offer and sale of securities of the Company not within or subject to the jurisdiction of the United States markets. Securities will be "restricted securities" within the meaning of the Act and may be resold only (1) pursuant to Rule 904 of Regulation S; (2) pursuant to registration under the Act; or (3) pursuant to an exemption from the registration requirements of the Act, and in each case in accordance with state securities laws.

USE OF PROCEEDS:              The use of proceeds of this offering  will be used
                              to  fund  via  loan  and  equity  investment,  the
                              acquisition  of  an  approximately   50%  indirect
                              interest in Mongolian mineral licenses through subsidiary companies.

SUBSCRIPTION DOCUMENTS:       The Company's  Subscription  Agreement is attached
                              to this Exhibit.

CLOSING DATE(S):              The Closing will occur at a time determined by the
                              Company after receipt of signed subscriptions and receipt of funds

CONTACT INFORMATION:          MICHAEL KINLEY, PRESIDENT AT (604) 434-5256
                              Email: winslowassoc@shaw.ca